Exhibit 10.21

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAW AND ACCORDINGLY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO A RESIDENT OF THE UNITED STATES, IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO, OR (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, AND OTHERWISE COMPLYING WITH THE PROVISIONS OF ARTICLE III OF THIS WARRANT.

 WARRANT TO PURCHASE SHARES OF

 COMMON STOCK

 AS HEREIN DESCRIBED

Warrant No. ONE-0001

Dated: June 17, 2009

This certifies that for value received:

H.A.S. Properties Trust dated August 1, 2008
(“Investor”)

or Investor’s registered assigns, is entitled, subject to the terms set forth herein, to purchase from ONE HOLDINGS, Corp., a Florida corporation (the "Company"), up to Three Hundred and Twenty Four thousand Three hundred and Sixteen  Thousand (324,316) fully paid and non-assessable shares of the Company's Common Stock, at the price of $0.01 per share (the “Exercise Price”).  The initial Exercise Price and the number of shares purchasable hereunder, are subject to adjustment in certain events, all as more fully set forth under Article IV of this Warrant.  Pursuant to the Share Purchase Agreement between the Investor and the Company of even date herewith, the Investor hereby agrees that in the event the EBITDA of Green Planet Bioengineering, Co., Ltd. (“GP”) for fiscal year 2009 is less than GP’s EBITDA for fiscal 2008, the number of shares of the Company’s Common Stock initially purchasable upon the exercise of this Warrant shall be reduced by the number obtained in the following formula: Number of shares of Company Stock initially purchasable upon the exercise of this Warrant according to Section 1.1 less GP’s 2009 EBITDA multiplied by number of shares of Company Stock initially purchasable upon the exercise of this Warrant divided by GP’s 2008 EBITDA.

ARTICLE I.
DEFINITIONS

"Additional Stock" means (i) Common Stock issued by the Company after the Issue Date, (as defined herein) (ii) Common Stock issuable upon conversion of Convertible Securities issued by the Company after the Issue Date, and (iii) Common Stock issuable upon exercise of Options issued by the Company after the Issue Date (for purposes of this clause (iii), if the Option is to acquire Convertible Securities, the Common Stock issuable upon conversion of such Convertible Securities shall be deemed issued).

“Articles of Incorporation" means the Articles of Incorporation of the Company, as filed with the Florida Secretary of State on June 30, 2000, and as amended on April 21, 2006, September 26, 2007, and June 8, 2009.

"Commission" means the Securities and Exchange Commission, or any other federal agency then administering the Exchange Act or the Securities Act, as defined herein.

"Common Stock" means the Company's Common Shares, par value $0.01, any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such stock, and any other capital stock of the Company of any class or series now or hereafter authorized having the right to share in distributions either of earnings or assets of the Company without limit as to amount or percentage.

"Common Stock Outstanding" means at any time all shares of Common Stock that are then outstanding, plus all shares of Common Stock issuable upon conversion of the Convertible Securities and all shares of Common Stock issuable upon exercise of the Options (assuming for this purpose that the securities acquirable upon exercise of the Options are converted into Common Stock).

"Company" means ONE Holdings, Corp., a Florida corporation, and any successor corporation.

"Convertible Securities" means evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for, with or without payment of additional consideration, shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event or both.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

"Exercise Period" means the period commencing on the Issue Date and terminating at the later to occur of: (i) 5:00 p.m., Florida time on the tenth (10th) anniversary of the Issue Date, or (ii) 5:00 p.m., Florida time on the fifth (5th) anniversary of the closing of the Company's  sale and issuance of shares of Common Stock in an underwritten public offering, pursuant to a Registration.

"Exercise Price" means the price per share of Common Stock set forth in the Preamble to this Warrant, as such price may be adjusted pursuant to Article IV hereof.

"Fair Market Value" means

a.

If shares of Common Stock are being sold pursuant to a Registration and Fair Market Value is being determined as of the closing of the public offering, the "price to public" specified for such shares in the final prospectus for such public offering;

b.

If shares of Common Stock are then listed or admitted to trading on any national securities exchange or traded on any national market system and Fair Market Value is not being determined as of the date described in clause (i) of this definition, the average of the daily closing prices for the ten (10) trading days before the Issue Date, excluding any trades which are not bona fide, arm's length transactions.  The closing price for each day shall be the last sale price on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange or national market system on which such shares are then listed, admitted to trading or traded;

c.

If no shares of Common Stock are then listed or admitted to trading on any national securities exchange or traded on any national market system or being offered to the public pursuant to a Registration, the average of the reported closing bid and asked prices thereof on the Issue Date in the over-the-counter market as shown by the National Association of Securities Dealers automated quotation system or, if such shares are not then quoted in such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Holder for the ten (10) trading days before the Issue Date; and

d.

If no shares of Common Stock are then listed or admitted to trading on any national exchange or traded on any national market system, if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market and if no such shares are being offered to the public pursuant to a Registration, the Fair Market Value of a share of Common Stock shall be as determined by the Company's Board of Directors, acting in good faith.

"Fiscal Year" means the fiscal year of the Company.

"Holder" means the person in whose name this Warrant is registered on the books of the Company maintained for such purpose.

Issue Date" means June 17, 2009.

"Option" means any right, warrant or option to subscribe for or purchase shares of Common Stock or Convertible Securities.

"Person" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, government entities and authorities and other organizations, whether or not legal entities.

"Principal Executive Office" means the Company's office at 318 Holiday drive, Hallandale Beach, FL 33009, or such other office as designated in writing to the Holder by the Company.

"Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the Commission’s declaration or ordering of the effectiveness of such registration statement.

"Rule 144" means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that the Commission may promulgate.

"Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

"Shareholder" means a holder of one or more Warrant Shares or shares of Common Stock acquired upon the exercise or conversion of any Option or Convertible Securities.

"Warrant" means this Warrant dated as of Issue Date issued to Holder and all warrants issued upon the partial exercise, transfer or division of or in substitution for any Warrant.

"Warrant Shares" means the shares of Common Stock issuable upon the exercise of this Warrant provided that if under the terms hereof there shall be a change such that the securities purchasable hereunder shall be issued by an entity other than the Company or there shall be a change in the type or class of securities purchasable hereunder, then the term shall mean the securities issuable upon the exercise of the rights granted hereunder.

ARTICLE II.
EXERCISE

2.1

Exercise Right; Manner of Exercise

.  The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time and from time to time during the Exercise Period upon (i) surrender of this Warrant, together with an executed Notice of Exercise, substantially in the form of Exhibit "A" attached hereto, at the Principal Executive Office, and (ii) payment to the Company of the aggregate Exercise Price for the number of Warrant Shares specified in the Notice of Exercise (such aggregate Exercise Price is herein referred to as the "Total Exercise Price").  The Total Exercise Price shall be paid by check or wire transfer.  The Person or Person(s) in whose name(s) any certificate(s) representing the Warrant Shares which are issuable upon exercise of this Warrant shall be deemed to become the holder(s) of, and shall be treated for all purposes as the record holder(s) of, such Warrant Shares, and such Warrant Shares shall be deemed to have been issued, immediately prior to the close of business on the date on which this Warrant and Notice of Exercise are presented and payment made for such Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to such Person or Person(s).  Certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after this Warrant is exercised.  If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, deliver a new Warrant (containing the same terms and conditions as set forth in this Warrant, as may be amended from time to time by the parties hereto) evidencing the rights of the Holder to purchase the balance of the Warrant Shares which Holder is entitled to purchase hereunder.  The issuance of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax with respect thereto or any other cost incurred by the Company in connection with the exercise of this Warrant and the related issuance of Warrant Shares.

2.2

Conversion of Warrant.

a.

Cashless Exercise.  In addition to, and without limiting, the other rights of the Holder hereunder, the Holder shall have the right (the "Conversion Right") to convert this Warrant or any part hereof into Warrant Shares at any time and from time to time during the term hereof as set forth in this Section 2.2.  Upon exercise of the Conversion Right with respect to a particular number of Warrant Shares (the "Converted Warrant Shares"), the Company shall deliver to the Holder, without payment by the Holder of any Exercise Price or any cash or other consideration, that number of Warrant Shares computed using the following formula:

X= B-A

       Y

Where:

X=

The number of Warrant Shares to be issued to the Holder

Y=

The Fair Market Value of one Warrant Share as of the Conversion Date

B=

The Aggregate Fair Market Value (i.e., Fair Market Value x Converted Warrant Shares)

A=

The Aggregate Exercise Price (i.e., Exercise Price x Converted Warrant Shares)

For purposes of Rule 144, it is intended and acknowledged that the Warrant Shares issued in a Cashless Exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares required by Rule 144 shall be deemed to have been commenced, on the Issue Date.

b.

Method of Exercise.  The Conversion Right may be exercised by the Holder by the surrender of this Warrant at the Principal Executive Office, together with a written statement (the "Conversation Statement") specifying that the Holder intends to exercise the Conversion Right and indicating the number of Warrant Shares to be acquired upon exercise of the Conversion Right.  Such conversion shall be effective upon the Company's receipt of this Warrant, together with the Conversion Statement, or on such later date as is specified in the Conversion Statement (the "Conversion Date") and, at the Holder's election, may be made contingent upon the closing of the consummation of the sale of Common Stock pursuant to a Registration.  Certificates for the Warrant Shares so acquired shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the Conversion Date.  If applicable, the Company shall, upon surrender of this Warrant for cancellation, deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares which Holder is entitled to purchase hereunder.  The issuance of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax with respect thereto or any other cost incurred by the Company in connection with the conversion of this Warrant and the related issuance of Warrant Shares.

c.

Automatic Conversation.  If, as of the last day of the Exercise Period, this Warrant has not been fully exercised, then as of such date this Warrant shall be automatically converted, in full, in accordance with this Section 2.2, without any action or notice by Holder.  For purposes of such automatic conversion, the date of automatic conversion shall be the Conversion Date.

2.3

Fractional Shares.  The Company shall not issue fractional shares of Common Stock or scrip representing fractional shares of Common Stock upon any exercise or conversion of this Warrant.  As to any fractional share of Common Stock which the Holder would otherwise be entitled to purchase from the Company upon such exercise or conversion, it shall become one share of the pertinent security without payment of additional consideration by the Holder.

ARTICLE III.
REGISTRATION, TRANSFER, EXCHANGE AND REPLACEMENT

3.1

Maintenance of Registration Books.  The Company shall keep at the Principal Executive Office a register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration, transfer and exchange of this Warrant.  The Company and any Company agent may treat the Person in whose name this Warrant is registered as the owner of this Warrant for all purposes whatsoever and neither the Company nor any Company agent shall be affected by any notice to the contrary.

3.2

Restrictions on Transfers.

a.

Compliance with Securities Act.  The Holder, by acceptance hereof, agrees that this Warrant and the Warrant Shares to be issued upon the exercise hereof are being acquired for investment, solely for the Holder's own account and not as a nominee for any other Person, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares except under circumstances which will not result in a violation of the Securities Act and any applicable state securities laws.  Upon exercise of this Warrant, the Holder shall confirm in writing, by executing the form attached as Exhibit "B" hereto, that the Warrant Shares are being acquired for investment, solely for the Holder's own account and not as a nominee for any other Person, and not with a view toward distribution or resale.

b.

Certificate Legends.  This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless Registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form (in addition to any legends required by applicable state securities laws):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAW AND ACCORDINGLY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO A RESIDENT OF THE UNITED STATES, IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO, OR (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF A NO-

ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, AND OTHERWISE COMPLYING WITH THE PROVISIONS OF ARTICLE III OF THIS WARRANT.

c.

Disposition of Warrant or Shares.  With respect to any offer, sale or other disposition of this Warrant or any Warrant Shares prior to Registration of such shares, the Holder or the Shareholder, as the case may be, agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of the Holder's or Shareholder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without Registration under the Securities Act or qualification under any applicable state securities laws of this Warrant or such shares, as the case may be, and indicating whether or not under the Securities Act certificates for this Warrant or such shares, as the case may be, to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act.  Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify the Holder or the Shareholder, as the case may be, that it may sell or otherwise dispose of this Warrant or such shares, as the case may be, all in accordance with the terms of the notice delivered to the Company.  If a determination has been made pursuant to this subsection (c) that the opinion of counsel for the Holder or the Shareholder, as the case may be, is not reasonably satisfactory to the Company, the Company shall so notify the Holder or the Shareholder, as the case may be, promptly after such determination has been made and shall specify the legal analysis supporting any such conclusion.  Notwithstanding the foregoing, this Warrant or such shares, as the case may be, may be offered, sold or otherwise disposed of in accordance with Rule 144, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide reasonable assurance that the provisions of Rule 144 have been satisfied.  Each certificate representing this Warrant or the shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act, unless in the aforesaid reasonably satisfactory opinion of counsel for the Holder or the Shareholder, as the case may be, such legend is not necessary in order to insure compliance with the Securities Act.  The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

d.

Warrant Transfer Procedure.  Transfer of this Warrant to a third party, following compliance with the preceding subsections of this Section 3.2, shall be effected by execution of the Assignment Form attached hereto as Exhibit "C", and surrender for registration of transfer of this Warrant at the Principal Executive Office, together with funds sufficient to pay any applicable transfer tax.  Upon receipt of the duly executed Assignment Form and the necessary transfer tax funds, if any, the Company, at its expense, shall execute and deliver, in the name of the designated transferee or transferees, one or more new Warrants (containing the same terms and conditions as set forth in this Warrant, as may be amended from time to time by the parties hereto) representing the right to purchase a like aggregate number of Warrant Shares.

e.

Termination of Restrictions.  The restrictions imposed under this Section 3.2 upon the transferability of the Warrant and the Warrant Shares shall cease when (i) a Registration covering all shares of Common Stock issued or issuable upon exercise of this Warrant becomes effective under the Securities Act, (ii) the Company is presented with an opinion of counsel reasonably satisfactory to the Company that such restrictions are no longer required in order to insure compliance with the Securities Act or with a Commission "no-action" letter stating that future transfers of such securities by the transferor or the contemplated transferee would be exempt from registration under the Securities Act, or (iii) such securities may be transferred in accordance with Rule 144.  When such restrictions terminate, the Company shall, or shall instruct its transfer agent to, promptly, and without expense to the Holder or the Shareholder, as the case may be, issue new securities in the name of the Holder and/or the Shareholder, as the case may be, not bearing the legends required under subsection (b) of this Section 3.2.  In addition, new securities shall be issued without such legends if such legends may be properly removed under the terms of Rule 144.

3.3

 See 5.1 Exchange

.  At the Holder's option, this Warrant may be exchanged for other Warrants (containing the same terms and conditions as set forth in this Warrant, as may be amended from time to time by the parties hereto) representing the right to purchase a like aggregate number of Warrant Shares upon surrender of this Warrant at the Principal Executive Office.  Whenever this Warrant is so surrendered to the Company at the Principal Executive Office for exchange, the Company shall execute and deliver the Warrants which the Holder is entitled to receive.  All Warrants issued upon any registration of transfer or exchange of Warrants shall be the valid obligations of the Company, evidencing the same rights, and entitled to the same benefits, as the Warrants surrendered upon such registration of transfer or exchange.  No service charge shall be made for any exchange of this Warrant.

3.4

Replacement

.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (i) in the case of any such loss theft or destruction, upon delivery of indemnity reasonably satisfactory to the Company in form and amount, or (ii) in the case of any such mutilation, upon surrender of such Warrant for cancellation at the Principal Executive Office, the Company, at its expense, shall execute and deliver, in lieu thereof, a new Warrant.

ARTICLE IV.
ANTIDILUTION PROVISIONS

4.1

Reorganization, Reclassification or Recapitalization of the Company

.  In case of (1) a capital reorganization, reclassification or recapitalization of the Company's capital stock (other than in the cases referred to in Section 4.3 hereof), (2) the Company's consolidation or merger with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted or exchanged, by virtue of the merger, into other property, whether in the form of securities, cash or otherwise, or (3) the sale or transfer of the Company's property as an entirety or substantially as an entirety, then, as part of such capital reorganization, reclassification, recapitalization, merger, consolidation, sale or transfer, lawful provision shall be made so that there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the number of shares of Common Stock therefore deliverable, as appropriate), and without payment of any additional consideration, the number of shares of stock or other securities or property to which the holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of this Warrant or any portion thereof at the time of such capital reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer would have been entitled to receive in such capital reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer.  This Section 4.1 shall apply to successive capital reorganizations, reclassifications, recapitalizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant.  If the per-share consideration payable to the Holder for shares of Common Stock in connection with any transaction described in this Section 4.1 is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors.

4.2

Splits and Combinations

.  If the Company at any time subdivides any of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely if the outstanding shares of Common Stock are combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.  Upon any adjustment of the Exercise Price under this Section 4.2, the number of shares of Common Stock issuable upon exercise of this Warrant shall equal the number of shares determined by dividing (i) the aggregate Exercise Price payable for the purchase of all shares issuable upon exercise of this Warrant immediately prior to such adjustment by (ii) the Exercise Price per share in effect immediately after such adjustment.

4.3

Reclassifications

.  If the Company changes any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted.

4.4

Liquidation; Dissolution

.  If the Company shall dissolve, liquidate or wind up its affairs, the Holder shall have the right, but not the obligation, to exercise this Warrant effective as of the date of such dissolution, liquidation or winding up.  If any such dissolution, liquidation or winding up results in any cash distribution to the Holder in excess of the aggregate Exercise Price for the shares of Common Stock for which this Warrant is exercised, then the Holder may, at its option, exercise this Warrant without making payment of such aggregate Exercise Price and, in such case, the Company shall, upon distribution to the Holder, consider such aggregate Exercise Price to have been paid in full, and in making such settlement to the Holder, shall deduct an amount equal to such aggregate Exercise Price from the amount payable to the Holder.

4.5

Adjustment of Exercise Price and Shares Purchasable.

a.

Adjustment of Exercise Price.  If the Company issues any Additional Stock for no consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issuance, then the Exercise Price shall be reduced to the price determined by dividing:

i.

an amount equal to the sum of (A) the number of shares of Common Stock Outstanding immediately prior to such issue or sale multiplied by the then existing Exercise Price, and (B) an amount equal to the aggregate "consideration actually received" by the Company upon such issue or sale, by

ii.

the sum of the number of shares of Common Stock Outstanding immediately after such issue or sale.

For purposes of this subsection (a):

(a)

In the case of an issue or sale for cash of shares of Common Stock, the "consideration actually received" by the Company therefor shall be deemed to be the amount of cash received, before deducting therefrom any commissions or expenses paid by the Company.

(b)

In case of the issuance (other than upon conversion or exchange of obligations or shares of stock of the Company) of additional shares of Common Stock for a consideration other than cash or a consideration partly other than cash, the amount of the consideration other than cash received by the Company for such shares shall be deemed to be the fair market value of such consideration as determined in good faith by the Company's Board of Directors.

(c)

In case of the issuance by the Company in any manner of any Options, all shares of Common Stock or Convertible Securities to which the holders of such Options shall be entitled to subscribe for or purchase pursuant to such Options shall be deemed issued as of the date of the offering of such Options, and the minimum aggregate consideration named in such Options for the shares of Common Stock or Convertible Securities covered thereby, plus the consideration, if any, received by the Company for such Options, shall be deemed to be the "consideration actually received" by the Company (as of the date of the granting of such Options) for the issuance of such Options.

(d)

In case of the issuance or issuances by the Company in any manner of any Convertible Securities, all shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities shall be deemed issued as of the date such Convertible Securities are issued, and the amount of the "consideration actually received" by the Company for such Convertible Securities shall be deemed to be the total of (x) the amount of consideration received by the Company upon the issuance of such Convertible Securities, plus (y) the minimum aggregate consideration, if any, other than such Convertible Securities, receivable by the Company upon conversion or exchange of such Convertible Securities, except in adjustment of dividends.

(e)

The amount of the "consideration actually received" by the Company upon the issuance of any Options referred to in subparagraph (c) above or upon the issuance of any

Convertible Securities as described in subparagraph (d) above, and the amount of the consideration, if any, other than such Convertible Securities, receivable by the Company upon the exercise, conversion or exchange thereof shall be determined in the same manner provided in subparagraphs (a) and (b) above with respect to the consideration received by the Company in case of the issuance of additional shares of Common Stock; provided, however, that if such Convertible Securities are issued in payment or satisfaction of any dividend upon any stock of the Company other than Common Stock, the amount of the "consideration actually received" by the Company upon the original issuance of such Convertible Securities shall be deemed to be the value of such obligations or shares of stock, as of the date of the adoption of the resolution declaring such dividend, as determined by the Company's Board of Directors at or as of that date.

(f)

On the expiration of any Options referred to in subparagraph (c), or the termination of any right of conversion with respect to Convertible Securities referred to in subparagraph (d), or any change in the number of shares of Common Stock deliverable upon exercise of such Options or upon conversion of or exchange of such Convertible Securities, the Exercise Price then in effect shall forthwith be readjusted to such Exercise Price as would have obtained had the adjustments made upon the issuance of such Options or Convertible Securities been made upon the basis of the delivery of only the adjusted number of shares of Common Stock actually delivered or to be delivered upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities.

(g)

Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Exercise Price in the case of issuances of any shares of Common Stock or any Options or any Convertible Securities to officers, directors, employees or consultants of the Company and its subsidiaries pursuant to stock options or stock purchase plans or agreements, whether "qualified" for tax purposes or not, issued on or after the Issue Date.

b.

Adjustment of Number of Shares Purchasable.  Upon any adjustment of the Exercise Price under subsection (a) of this Section 4.5, the number of shares of Common Stock issuable upon exercise of this Warrant shall equal the number of shares determined by dividing (i) the aggregate Exercise Price payable for the purchase of all shares issuable upon exercise of this Warrant immediately prior to such adjustment by (ii) the Exercise Price per share in effect immediately after such adjustment.

4.6

Maximum Exercise Price

.  At no time shall the Exercise Price exceed the amount set forth in the Preamble to this Warrant, unless the Exercise Price is adjusted pursuant to Section 4.2 hereof.

4.7

Other Dilutive Events

.  If any event occurs as to which the other provisions of this Article IV are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in each such case, the Company shall appoint a firm of independent public accountants of recognized national standing (which may be the Company's regular auditors) which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Article IV, necessary to preserve, without dilution, the purchase rights represented by this Warrant.  Upon receipt of such opinion, the Company shall promptly mail a copy thereof to the Holder and shall make the adjustments described therein.

4.8

Certificates and Notices.

a.

Adjustment Certificates.  Upon any adjustment of the Exercise Price and/or the number of shares of Common Stock purchasable upon exercise of this Warrant, a certificate, signed by (i) the Company's President and Chief Financial Officer, or (ii) any independent firm of certified public accountants of recognized national standing the Company selects at its own expense, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, shall be mailed to the Holder and shall specify the adjusted Exercise price and the number of shares of Common Stock purchasable upon exercise of the Warrant after giving effect to the adjustment.

b.

Extraordinary Corporate Events.  If the Company, after the date hereof, proposes to effect (i) any transaction described in Sections 4.1 or 4.2 hereof, (ii) a liquidation, dissolution or winding up of the Company described in Section 4.4 hereof, or (iii) any payment of a dividend or distribution with respect to Common Stock, then, in each such case, the Company shall mail to the Holder a notice describing such proposed action and specifying the date on which the Company's books shall close, or a record shall be taken, for determining the holders of Common Stock entitled to participate in such action, or the date on which such reorganization, reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date as of which it is expected that holders of Common Stock of record shall be entitled to receive securities and/or other property deliverable upon such action, if any such date is to be fixed.  Such notice shall be mailed to the Holder at least thirty (30) days prior to the record date for such action in the case of any action described in clause (i) or clause (iii) above, and in the case of any action described in clause (ii) above, at least thirty (30) days prior to the date on which the action described is to take place and at least thirty (30) days prior to the record date for determining holders of Common Stock entitled to receive securities and/or other property in connection with such action.

4.9

No Impairment

.  The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will at all times reserve and keep available a number of its authorized Shares of Common Stock, free from all preemptive rights therein, which will be sufficient to permit the exercise of this Warrant and (b) shall take all such action as may be necessary or appropriate in order that all Shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

4.10

Distribution of Assets

.  If, at any time or from time to time after the date of this Warrant, the Company shall distribute to the holders of shares of Common Stock (i) securities, (ii) property, other than cash, or (iii) cash, without fair payment therefor, then, and in each such case, the Holder, upon the exercise of this Warrant, shall be entitled to receive such securities, property and cash which the Holder would hold on the date of such exercise if, on the date of this Warrant, the Holder had been the holder of record of the shares of Common Stock subscribed for upon such exercise and, during the period from the date of this Warrant to and including the date of such exercise, had retained such shares of Common Stock and the securities, property and cash receivable by the Holder during such period, subject, however, to the Holder agreeing to any conditions to such distribution as were required of all other Holders of shares of Common Stock in connection with such distribution.  If the securities to be distributed by the Company involve rights, warrants, options or any other form of convertible securities and the right to exercise or convert such securities would expire in accordance with its terms prior to the exercise of this Warrant, then the terms of such securities shall provide that such exercise or convertibility right shall remain in effect until thirty (30) days after the date the Holder of this Warrant receives such securities pursuant to the exercise hereof.

4.11

Application

.  Except as otherwise provided herein, all sections of this Article IV are intended to operate independently of one another.  If an event occurs that requires the application of more than one section, all applicable sections shall be given independent effect.

ARTICLE V.
REGISTRATION RIGHTS

5.1

Piggyback Registration Rights.  The Company shall notify Holder (including all holders of the Warrants) in writing at least twenty (20) days prior to filing any Registration Statement with the Commission under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, Registration Statements relating to secondary offerings of securities of the Company and Registration Statements for shareholders of the Company other than the Holder, but excluding registrations effected on Forms S-4 and S-8 or their successor forms or otherwise relating to any employee benefit plan or a corporate reorganization) and will, subject to the provisions of this Article V, include in such Registration Statement all or any part of the Warrant Shares covered by warrant(s) then held by Holder as requested by Holder in accordance with the notice procedure as described below. If the Holder desires to include in any such Registration Statement all or any part of the Warrant Shares issuable to the Holder under this Warrant, the Holder shall, within ten (10) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Warrant Shares of the Holder wishes to include in such Registration Statement.  If the Holder decides not to include all of the Shares issuable to the Holder under this Warrant in any Registration Statement thereafter filed by the

Company, the Holder shall nevertheless continue to have the right to include any Warrant Shares issuable to the Holder under this Warrant in any subsequent Registration Statement as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.  All expenses incurred in connection with any registration pursuant to this Article V including, without limitation all federal and “blue sky” registration and qualification, printers’ and accounting fees and reasonable fees and disbursements of one counsel for Holder (but excluding underwriters’ and brokers’ discounts and commissions), shall be borne by the Company.  If a Registration Statement under which the Company gives notice under this Section 5.1 is for an underwritten offering, then the Company shall so advise the Holder.  In such event, the right of the Holder to have Warrant Shares included in a registration pursuant to this Section shall be 5.1 conditioned upon such the Holder’s participation in such underwriting and the inclusion of such Holder’s Warrant Shares in the underwriting to the extent provided herein. The Holder proposing to distribute their Shares through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter(s) selected for such underwriting.  Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine in good faith that marketing factors require a limitation of the number of Shares to be underwritten, then the managing underwriter(s) may exclude shares (including Shares) from the registration and the underwriting, and the number of Warrant Shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, and second, to Holder and all other holders of Warrants requesting inclusion of their Warrant Shares in such registration statement on a pro rata basis based on the total number of Warrant Shares then held by each such Holder.

ARTICLE VI.
INFORMATION

5.1

Financial Information

.  The Company shall deliver to the Holder, promptly upon their becoming available, one copy of each report, notice or proxy statement sent by the Company to its shareholders generally and of each regular or periodic report or registration statement, prospectus or written communication (other than transmittal letters) filed by the Company with the Commission or any securities exchange on which shares of Common Stock are listed.

5.2

Inspection

.  The Company shall permit the Holder, at the Holder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Holder.

ARTICLE VI.
REPRESENTATIONS, WARRANTIES AND COVENANTS OF COMPANY

6.1

Representations and Warranties

.  The Company represents and warrants that:

a.

 Legal Status; Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware  and is qualified or licensed to do business in all other countries, states and provinces in which the laws thereof require the Company to qualify and/or be licensed, except where failure to qualify or be licensed would not have a material adverse effect on the business or assets of the Company taken as a whole;

b.

 Authority.  The Company has the right and power, and is duly authorized and empowered, to enter into, execute, deliver and perform this Warrant;

c.

 Binding Effect.  This Warrant has been duly authorized, executed and delivered and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms;

d.

 No Conflict.  The execution, delivery and/or performance by the Company of this Warrant shall not, by the lapse of time, the giving of notice or otherwise, constitute a violation of any applicable law or a breach of any provision contained in the Company's Articles of Incorporation or By-laws or contained in any agreement, instrument, or document to which the Company is a party or by which it is bound;

e.

 Consents.  No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the valid issuance of the Warrant or for the performance of any of the Company's obligations hereunder;

f.

 Offering.  Neither the Company nor any agent acting on its behalf has, either directly or indirectly, sold, offered for sale or disposed of, or attempted or offered to dispose of, this Warrant or any part hereof, or any similar obligation of the Company, to, or has solicited any offers to buy any thereof from, any person or persons other than the Holder.  Neither the Company nor any agent acting on its behalf will sell or offer for sale or dispose of, or attempt or offer to dispose of, this Warrant or any part thereof to, or solicit any offers to buy any warrant of like tenor from, or otherwise approach or negotiate in respect thereof, with, any Person or Persons so as thereby to bring the issuance of this Warrant within the provisions of Section 5 of the Securities Act;

g.

 Registration.  It is not necessary in connection with the issuance and sale of this Warrant to the Holder to Register this Warrant under the Securities Act; and

h.

 Overall Representations and Warranties.  The representations and warranties of the Company contained in this Warrant, and the other provisions of this Warrant, do not contain any untrue statement of material fact or omit any material fact necessary to make the statements contained herein, in view of the circumstances under which they were made, not misleading.

6.2

Covenants

.  The Company covenants that:

a.

Authorized Shares.  The Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant (for purposes of determining compliance with this covenant, the shares of Common Stock issuable upon exercise of all other options and warrants shall be deemed issued and outstanding);

b.

 Proper Issuance.  The Company, at its expense, will take all such action as may be necessary to assure that the Common Stock issuable upon the exercise of this Warrant may be so issued without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which any capital stock of the Company may be listed.  Such action may include, but not be limited to, causing such shares to be duly registered or approved or listed on relevant domestic securities exchanges; and

c.

 Fully Paid Shares.  The Company will take all actions necessary or appropriate to validly and legally issue fully paid and non-assessable shares of Common Stock upon exercise of this Warrant.  All such shares will be free from all taxes, liens and charges with respect to the issuance thereof, other than any stock transfer taxes in respect to any transfer occurring contemporaneously with such issuance.

ARTICLE VII.

MISCELLANEOUS

7.1

Certain Expenses

.  The Company shall pay all expenses in connection with, and all taxes (other than stock transfer taxes and any federal and/or state income tax payable by the Holder on account of the receipt of this Warrant or the exercise of this Warrant) and other governmental charges that may be imposed in respect of, the issuance, sale and delivery of the Warrant and the Warrant Shares.

7.2

Holder Not a Shareholder

.  Prior to the exercise of this Warrant as hereinbefore provided, the Holder shall not be entitled to any of the rights of a shareholder of the Company including, without limitation, the right as a shareholder (i) to vote on or consent to any proposed action of the Company or (ii) except as provided herein, to receive (a) dividends or any other distributions made to shareholders, (b) notice of or attend any meetings of shareholders of the Company, or (c) notice of any other proceedings of the Company.  Notwithstanding the foregoing, the Company shall provide to the Holder the information delivered to shareholders as required pursuant to Section 5.1 hereof.

7.3

Like Tenor

.  All Warrants shall at all times be substantially identical except as to the Preamble.

7.4

Remedies

.  The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate to the fullest extent permitted by law, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

7.5

Enforcement Costs

.  If any party to, or beneficiary of, this Warrant seeks to enforce its rights hereunder by legal proceedings or otherwise, then the non-prevailing party shall pay all reasonable costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys' fees (including the allocable costs of in-house counsel).

7.6

Nonwaiver; Cumulative Remedies

.  No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder and/or any Shareholder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of the Holder or such Shareholder.  No single or partial waiver by the Holder and/or any Shareholder of any provision of this Warrant or of any breach or default hereunder or of any right or remedy shall operate as a waiver of any other provision, breach, default right or remedy or of the same provision, breach, default, right or remedy on a future occasion.  The rights and remedies provided in this Warrant are cumulative and are in addition to all rights and remedies which the Holder and each Shareholder may have in law or in equity or by statute or otherwise.

7.7

Notices

.  Any notice, demand or delivery to be made pursuant to this Warrant will be sufficiently given or made if sent by first class mail, postage prepaid, addressed to (a) the Holder and the Shareholders at their last known addresses appearing on the books of the Company maintained for such purpose or (b) the Company at its Principal Executive Office.  The Holder, the Shareholders and the Company may each designate a different address by notice to the other pursuant to this Section 7.7.  A notice shall be deemed effective upon the earlier of (i) receipt or (ii) the third day after mailing in accordance with the terms of this Section 7.7.

7.8

Successors and Assigns

.  This Warrant shall be binding upon, the Company and any Person succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company with respect to the shares of Common Stock issuable upon exercise of this Warrant shall survive the exercise, expiration or termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the Holder, each Shareholder and their respective successors and assigns.  The Company shall, at the time of exercise of this Warrant, in whole or in part, upon request of the Holder or any Shareholder but at the Company's expense, acknowledge in writing its continuing obligations hereunder with respect to rights of the Holder or such Shareholder to which it shall continue to be entitled after such exercise in accordance with the terms hereof; provided that the failure of the Holder or any Shareholder to make any such request shall not affect the continuing obligation of the Company to the Holder or such Shareholder in respect of such rights.

7.9

Modification; Severability.

a.

If, in any action before any court or agency legally empowered to enforce any term, any term is found to be unenforceable, then such term shall be deemed modified to the extent necessary to make it enforceable by such court or agency.

b.

If any term is not curable as set forth in subsection (a) above, the unenforceability of such term shall not affect the other provisions of this Warrant but this Warrant shall be construed as if such unenforceable term had never been contained herein.

7.10

Integration

.  This Warrant replaces all prior and contemporaneous agreements and supersedes all prior and contemporaneous negotiations between the parties with respect to the transactions contemplated herein and constitutes the entire agreement of the parties with respect to the transactions contemplated herein.

7.11

Survival of Representations and Warranties

.  The representations and warranties of the Company in this Warrant shall survive the execution and delivery of this Warrant and the consummation of the transactions contemplated hereby, notwithstanding any investigation by the Holder or its agents.

7.12

Amendment

.  This Warrant may not be modified or amended except by written agreement of the Company, the Holder and the Shareholder(s), if any.

7.13

Headings

.  The headings of the Articles and Sections of this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

7.14

Meanings

.  Whenever used in this Warrant, any noun or pronoun shall be deemed to include both the singular and plural and to cover all genders; and the words "herein," "hereof" and "hereunder" and words of similar import shall refer to this instrument as a whole, including any amendments hereto.

7.15

Governing Law

.  This Warrant shall be governed by, and construed in accordance with, the laws of the State of Florida.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of June 17, 2009.

ONE HOLDINGS, CORP.

BY:
Chief Executive Officer

Warrant No. ONE-0001

SCHEDULE OF EXHIBITS

EXHIBIT A

Notice of Exercise (Section 2.1)

EXHIBIT B

Investment Representation Certificate (Section 3.2(a))

EXHIBIT C

Assignment Form (Section 3.2(d))

EXHIBIT "A"

NOTICE OF EXERCISE FORM

(To be executed only upon partial or full
exercise of the within Warrant)

The undersigned registered Holder of the within Warrant hereby irrevocably exercises the within Warrant for and purchases shares of Common Stock of ONE Holdings, Corp. and herewith makes payment therefor in the amount of $            , all at the price and on the terms and conditions specified in the within Warrant and requests that a certificate (or certificates in denominations of shares) for the shares of Common Stock of ONE Holdings, Corp. hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or (b) [NAME], whose address is_______ and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock of ONE Holdings, Corp. not being purchased hereunder be issued in the name of and delivered to (choose one) (a) the undersigned or (b) [NAME], whose address is

Dated:

Signature Guaranteed

By:
(Signature of Registered Holder)
Title:

NOTICE:

The signature to this Notice of Exercise must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

The signature to this Notice of Exercise must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

 EXHIBIT "B"

INVESTMENT REPRESENTATION CERTIFICATE

Purchaser:
(Name)
Company:	ONE Holdings, Corp.
Security:	Common Stock
Amount:	$
Date:

In connection with the purchase of the above-listed securities (the "Securities"), the undersigned (the "Purchaser") represents to the Company as follows:

(a)

The Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act");

(b)

The Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefor, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein.  In this connection, the Purchaser understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if the Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future;

(c)

The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available.  Moreover, the Purchaser understands that the Company is under no obligation to register the Securities.  In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Warrant under which the Securities are being purchased:

(d)

The Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired.  directly or indirectly.  from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable;

 (e)

The Purchaser further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market upon which to make such a sale then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule 144 even if the one-year minimum holding period had been satisfied; and

(f)

The Purchaser further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Date:
PURCHASER:

EXHIBIT "C"

ASSIGNMENT FORM

(To be executed only upon the assignment of the within Warrant)

FOR VALUE RECEIVED, the undersigned registered Holder of the within Warrant hereby sells, assigns and transfers unto                , whose address is              all of the rights of the undersigned under the within Warrant, with respect to shares of Common Stock of ONE Holdings, Corp. and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock of ONE Holdings, Corp. not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint attorney to register such transfer on the books of ONE Holdings, Corp. maintained for the purpose, with full power of substitution in the premises.

Dated:

Signature Guaranteed

By:
(Signature of Registered Holder)
Title:

NOTICE:

The signature to this Assignment must correspond with the name upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

The signature to this Notice of Assignment must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.